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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 25, 2006

                            JAG Media Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

               Nevada                             000-28761                              88-0380546
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
   (State or other jurisdiction of         (Commission File Number)         (I.R.S. Employer Identification No.)
           incorporation)

                         6865 SW 18th Street, Suite B13
                            Boca Raton, Florida 33433
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               (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code:   (866) 300-7410

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item:  1.01.  Entry into a Material Definitive Agreement.

         The Company has entered into the following material definitive agreements, all delivered and effective May 25, 2006 and all with Cornell Capital Partners, LP ("Cornell Capital"). The Company and its affiliates have no relationship with Cornell Capital except that the Company had entered into an Equity Line Purchase Agreement with Cornell Capital on April 9, 2002 pursuant to which it has agreed to purchase the Company's shares of common stock through puts which the Company delivered to it from time to time, which until 2005 was the Company's principal source of liquidity. In addition, Cornell Capital purchased the Company's $2,000,000 Promissory Note dated January 25, 2005.

         Such material definitive agreements are as follows:

         (i) Letter Agreement pursuant to which the Company and Cornell Capital agreed to convert $250,000 of the principal amount of the Company's $2,000,000 Promissory Note into 1,250,000 shares of the Company's common stock and thereafter convert the remaining $1,750,000 of principal amount of the Promissory Note and $150,000 of accrued and unpaid interest into a $1,900,000 10% secured convertible debenture due May 2009, as described below under Item 3.02 below. The Company's shares bore an agreed restrictive legend. Put notices and Irrevocable Transfer Agent Instructions issued in connection with the Promissory Note were cancelled. The Company agreed to reserve 25,000,000 shares of its common stock for issuance upon conversion of such $1,900,000 10% secured convertible debenture. The Company paid a $15,000 fee of counsel to Cornell Capital for an opinion with respect to certain aspects of the transaction.

         (ii) Securities Purchase Agreement pursuant to which the Company agreed to sell and Cornell Capital agreed to buy a $1,250,000 10% secured convertible debenture, which they did effective May 25, 2006, and a $1,000,000 10% secured convertible debenture, which they did effective May 31, 2006. The debentures are described below under Item 3.02. Cornell Capital purchased the debentures for investment and they bore an agreed restrictive legend. The Company made representations as to its business and all the related transaction documents and made covenants as to its use of proceeds, reservation of shares and other matters. The Company also agreed to issue warrants for 12,000,000 shares of its common stock with exercise prices for 2,000,000 shares at each of $.40, $.50 and $.60 and for 3,000,000 shares at each of $.70 and $.80. The warrants are described below under Item 3.02. The Company is required to pay its own costs in connection with the transaction, a fee of 10% of the principal amount of the debentures (i.e., $225,000), and a restructuring fee of $15,000 to the general partner of Cornell Capital. The Company was required to issue irrevocable transfer agent instructions relating to the issuance of stock certificates on conversion of the debentures or exercise of the warrants. The Company was also required to deliver on behalf of itself and its Subsidiary, JAG Media LLC, security agreements described in (iii) below. The Company indemnified Cornell Capital against any misrepresentation, breach, or claim relating to the debentures. Cornell Capital agreed that nothing in any of the transaction documents prohibited the Company from a merger, the payment of a dividend in the shares of a subsidiary or issuing up to 4,000,000 shares of its common stock registered on a Registration Statement on Form S-8.


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         (iii)  Security Agreements, executed by the Company and its subsidiary,
                JAG Media LLC, granting Cornell Capital a security interest in all their respective assets. The Company and its subsidiary may not incur any further liens, declare a dividend, issue any guarantees or incur any new indebtedness in excess of $25,000 other than trade accounts payable. These security agreements will terminate once the Company's registration statement for the shares underlying the debentures and the warrants has been effective for 60 days, provided the shares of common stock of the Company are traded on the Pink Sheets with a closing bid price above $.08 and no "event of default" as defined in the debentures has occurred.

         (iv) Investor Registration Rights Agreement pursuant to which the Company agreed to file a registration statement with respect to the debentures and warrants described above by June 23, 2006. The Company agreed to register a total of 66,000,000 shares of its common stock and to use its best efforts to have the registration statement become effective within 150 days of May 24, 2006 and stay effective. If it does not become and stay effective in such timely manner the Company must pay liquidated damages of 2% of the principal of the debentures for each 30 day period of ineffectiveness, but not to exceed 20% of such principal amount. The Company must update the registration statement when required within 15 days and any amended registration statement must become effective within 60 days. The Company must indemnify Cornell Capital and related parties against any damages arising from any misrepresentation, claim or violation related to the registration statement.

         On May 30 and 31, 2006, the Company exchanged general releases with Bay Point Investment Partners, LLC, Special K Investors and Seth Kanegis and the Company paid $250,000 to such parties. The exchange of releases settled a claim of the parties against the Company. Bay Point Investment Partners, LLC, with which Special K Investors and Seth Kanegis are related, had previously purchased shares of the Company in two private placements and remains a shareholder of the Company.

Item:  1.02.  Termination of a Material Definitive Agreement.

         Effective May 25, 2006, Cornell Capital, by letter agreement with the Company terminated its existing Equity Line Purchase Agreement with the Company dated April 9, 2002. This agreement had provided the Company with its principal source of liquidity until 2005. The agreement was terminated in the circumstances described in paragraphs (i) and (ii) under Item 1.01 above.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02.  Unregistered Sales of Equity Securities.

         (i) On May 25, 2006, the Company issued 1,250,000 shares of its common stock to Cornell Capital upon conversion of $250,000 of principal amount of its $2,000,000 Promissory Note, dated January 25, 2005, payable to Cornell Capital into such shares. No underwriting discounts or commissions were paid.


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         (ii)   On May 25, 2006 the Company issued its $1,900,000 10% secured convertible debenture to Cornell Capital upon conversion of the remaining $1,750,000 principal amount of its $2,000,000 Promissory Note and accrued but unpaid interest thereon of $150,000. No underwriting discounts or commissions were paid.

                On May 25, 2006 and May 31, 2006 the Company sold, respectively, its $1,250,000 10% secured convertible debenture and its $1,000,000 10% secured convertible debenture to Cornell Capital for cash in the face amount of each such debenture. Ten percent of each debenture was withheld from the disbursement as a fee and a $15,000 structuring fee was paid to the general partner of Cornell Capital, Yorkville Advisors, LLC.

                All of the secured convertible debentures will mature in May 2009. We may, in our sole discretion, redeem any and all amounts owed under such debentures provided that the closing bid price of our common stock is less than the fixed conversion price, initially $0.40 per share, at the time we deliver notice to Cornell of our desire to redeem any amounts owed. We must pay a redemption premium of 10% on any amounts redeemed.

                Upon the occurrence of any defined "event of default," including among others a payment default, bankruptcy, cessation of trading in our shares, failure to timely register our shares issuable on conversion, ineffectiveness of such registration, a change in control (other than any permitted merger such as with Cryptometrics), and the failure to perform under any of our agreements with Cornell Capital, the holder of a secured convertible debenture may request immediate payment of all principal and accrued interest on such debenture. Also, if we are unable to deliver the required number of shares quoted on the Pink Sheets, we may be required to pay cash to Cornell Capital equivalent to the value of the shares that we failed to deliver.

                Cornell Capital has the right to convert the debentures, at its sole option, into shares of our common stock at a conversion price which shall be the lower of (i) $0.40 per share or (ii) a 10% discount to the lowest volume weighted average price, as reported by Bloomberg, of our common stock during the 30 trading days prior to the conversion date. Cornell Capital may not convert the debentures into an amount of shares of our common stock that would result in it owning in excess of 4.99% of the then total outstanding shares of our common stock, unless Cornell Capital chooses to waive such restriction. We are required to reserve at all times sufficient shares for issuance upon complete conversion of all the secured convertible debentures.

                If we issue shares of common stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of common stock, being common stock equivalents, entitling any person to acquire shares of common stock or common stock equivalents, at a price per share less than the then fixed conversion price, then, at the sole option of the holder of a debenture, the fixed conversion price shall be adjusted to mirror the lower conversion, exchange or purchase price for such new common stock, or common stock equivalents, at issue. No such adjustment shall be made as a result of issuances and exercises of options for compensatory purposes under our 1999 Long-Term Incentive Plan.

                The fixed conversion price of the debentures is also subject to adjustment in connection with certain corporate transactions. In the event that during the period the debentures remain outstanding, we (i) pay a stock dividend or otherwise make a distribution on shares of common stock, (ii) subdivide or combine any outstanding shares of common stock or (iv) issue any shares of common stock by reclassification, the fixed conversion price per share will adjusted through its multiplication by a fraction, the numerator of which will be the number of shares of common stock outstanding before such event and the denominator of which will be the number of shares of common stock outstanding after such event.


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                If we issue rights, options or warrants to all holders of common stock entitling them to subscribe for or purchase shares of common stock at a price per share less than the fixed conversion price, then such conversion price will be multiplied by a fraction, the denominator of which will be the number of shares of the common stock outstanding on the date of issuance of such rights or warrants (plus the number of additional shares of common stock offered for subscription or purchase), and the numerator of which will be the number of shares of the common stock outstanding on the date of issuance of such rights or warrants, plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the fixed conversion price.

                If we distribute to all holders of our common stock evidences of our indebtedness, such as notes or other convertible debentures, or assets, rights or warrants to subscribe for or purchase any security, the fixed conversion price shall be adjusted by multiplying the fixed conversion price in effect immediately prior to the record date for determination of stockholders entitled to receive such distribution by a fraction, the denominator of which will be the closing bid price of the common stock as determined as of the record date and the numerator of which will be the closing bid price on such record date less the fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the common stock as determined by our board of directors in good faith.

                In the event that we undertake any reclassification of our common stock or any other compulsory share exchange pursuant to which our common stock is converted into other securities, cash or property, the holders of the secured convertible debentures will have the right (i) to convert the then outstanding amount under the debentures, together with all accrued and unpaid interest, into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of our common stock upon such reclassification or share exchange, and the holders of the secured convertible debentures shall be entitled to receive such amount of securities, cash or property as the shares of our common stock into which the then outstanding principal amount of, together with any accrued and unpaid interest on the secured convertible debenture could have been converted immediately prior to such reclassification or
                (ii) require us to pay prepay the outstanding principal amount of the secured convertible debenture together with any accrued and unpaid interest thereon.

         (iii) On May 25, 2006, we also issued to Cornell Capital a warrant to purchase 2,000,000 shares of our common stock at an exercise price of $0.40 per share, a warrant to purchase 2,000,000 shares of our common stock at an exercise price of $0.50 per share, a warrant to purchase 2,000,000 shares of our common stock at an exercise price of $0.60 per share, a warrant to purchase 3,000,000 shares of our common stock at an exercise price of $0.70 per share and a warrant to purchase 3,000,000 shares of our common stock at an exercise price of $0.80 per share. The warrants expire in May 2011. If an "event of default" as defined in the secured convertible debentures has occurred or there is no effective registration statement, Cornell Capital can elect to do a cashless exercise and receive the appropriately reduced number of shares.

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                The exercise price and number of shares issuable pursuant to each of the warrants are also subject to adjustment in certain circumstances. In the event that we issue or sell any common stock, or are deemed to have issued or sold common stock through issuing stock options or convertible securities, at or representing a price per share less than the exercise price of the warrants in effect immediately prior to such issuance or sale, then immediately after the issuance or sale, the exercise price of the warrants then in effect will be reduced to an amount equal to the price at which the common stock was, or was deemed to be, sold or issued. No such adjustment shall be made as a result of issuances of shares under our 1999 Long-Term Incentive Plan. Upon each adjustment to the exercise price of the warrants, the number of shares issuable upon exercise of the warrants will be adjusted to the number of shares determined by multiplying the exercise price in effect immediately prior to such adjustment by the number of shares of common stock issuable upon exercise of the warrants immediately prior to such adjustment and dividing the product by the exercise price resulting from such adjustment.

                If we subdivide our common stock through a stock split, dividend or recapitalization, the exercise price of the warrants in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of common stock issuable upon exercise of the warrants will be proportionately increased. If we combine our common stock through a reverse stock split or otherwise, the exercise prices of the warrants in effect immediately prior to such combination will be proportionately increased and the number of shares of common stock issuable upon exercise the warrants will be proportionately decreased.

                Additionally, if we make or declare any dividend, or other distribution of assets, to holders of common stock, the exercise price of the warrants in effect immediately prior to the record date fixed for the determination of holders of common stock entitled to the distribution will be reduced to a price determined by multiplying the exercise price of the warrants by a fraction of which (i) the numerator will be the closing sale price of the common stock on the trading day immediately preceding such record date minus the value of the distribution applicable to one share of common stock and (ii) the denominator will be the closing sale price of the common stock on the trading day immediately prior to such record date.

                The number of shares of common stock issuable upon exercise of the warrants will be increased to a number of shares equal to the number of shares of common stock obtainable immediately prior to the close of business on the record date fixed for determination of the holders of common stock entitled to receive the distribution multiplied by the reciprocal of the fraction described in the immediately preceding paragraph. In the event that our common stock is traded on a national securities exchange or a national automated quotation system, the holders of the warrants will receive an additional warrant to purchase common stock, the terms of which will be identical to those of these warrants, except that such warrant will be exercisable into the amount of the assets that would have been payable to the holder of the warrant pursuant to the distribution had the holder exercised the warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of the warrant was decreased with respect to the distribution pursuant to the terms of the immediately preceding paragraph.

                Unless it waives such restriction, which it may do on 65 days prior notice, Cornell Capital may not exercise the warrants for an amount of shares of our common stock that would result in it owning in excess of 4.99% of the then outstanding shares of common stock.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JAG MEDIA HOLDINGS, INC.


                                   By: /s/ Thomas J. Mazzarisi
                                       -----------------------------------
                                   Name:  Thomas J. Mazzarisi
                                   Title: Chairman of the Board, Chief Executive
                                          Officer & General Counsel


Dated:  June 1, 2006


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.       Description
-----------       -----------

4.1 Securities Purchase Agreement, effective May 25, 2006, by and between JAG Media Holdings, Inc. and Cornell Capital Partners, LP.

4.2 $1,900,000 Secured Convertible Debenture issued to Cornell Capital Partners, LP effective May 25, 2006.

4.3 Security Agreement, effective May 25, 2006, by and between JAG Media Holdings, Inc. and Cornell Capital Partners, LP.

4.4 Security Agreement, effective May 25, 2006, by and between JAG Media LLC and Cornell Capital Partners, LP.

4.5 Irrevocable Transfer Agent Instructions, effective May 25, 2006, by and among JAG Media LLC, Transfer Online, Inc. and Cornell Capital Partners, LP.

4.6 $1,250,000 Secured Convertible Debenture issued to Cornell Capital Partners, LP effective May 25, 2006.

4.7 Form of Warrant issued to Cornell Capital Partners, LP effective May 25, 2006.

4.8 $1,000,000 Secured Convertible Debenture issued to Cornell Capital Partners, LP effective May 31, 2006

10.1 Letter Agreement, effective May 25, 2006, by and between JAG Media Holdings, Inc. and Cornell Capital Partners, LP converting $2,000,000 Promissory Note, dated January 25, 2005, as amended August 5, 2005, made by JAG Media Holdings, Inc. for the benefit of Cornell Capital Partners, LP

10.2 Investor Registration Rights Agreement, effective May 25, 2006, by and between JAG Media Holdings, Inc. and Cornell Capital Partners, LP

10.3 Letter Agreement, effective May 25, 2006, by and between JAG Media Holdings, Inc. and Cornell Capital Partners, LP terminating Equity Line Purchase Agreement by and between JAG Media Holdings, Inc. and Cornell Capital Partners, LP dated April 9, 2002, as amended on July 8, 2004 and July 21, 2004.